Page 22 of 24 Pages

                                    EXHIBIT Z

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Geotek Communications, Inc., dated January 11, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


January 11, 1999                      S-C RIG INVESTMENTS-III, L.P.

                                      By:      S-C RIG CO., its General Partner


                                             By:      /S/ PETER HURWITZ
                                                      --------------------------
                                                      Peter Hurwitz
                                                      Vice President

                                      S-C RIG CO.


                                      By:    /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Vice President

                                     WINSTON PARTNERS, L.P.

                                     By:      Chatterjee Fund Management, L.P.,
                                              its General Partner

                                              By:      Purnendu Chatterjee,
                                                       its General Partner


                                                       By: /S/ PETER HURWITZ
                                                           ---------------------
                                                           Peter Hurwitz
                                                           Attorney-in-Fact

                                      CHATTERJEE FUND MANAGEMENT, L.P.

                                      By:      Purnendu Chatterjee,
                                               its General Partner


                                      By:       /S/ PETER HURWITZ
                                                --------------------------------
                                                Peter Hurwitz
                                                Attorney-in-Fact



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                                                             Page 23 of 24 Pages


                                  WINSTON PARTNERS II LDC


                                   By:      /S/ PETER HURWITZ
                                            ________________________________
                                            Peter Hurwitz
                                            Attorney-in-Fact


                                   WINSTON PARTNERS II LLC

                                   By:      Chatterjee Advisors LLC, its Manager


                                            By: /S/ PETER HURWITZ
                                                _____________________________
                                                Peter Hurwitz
                                                Manager


                                   CHATTERJEE ADVISORS LLC


                                   By:   /S/ PETER HURWITZ
                                         __________________________
                                         Peter Hurwitz
                                         Manager


                                   CHATTERJEE MANAGEMENT COMPANY


                                   By:   /S/ PETER HURWITZ
                                         _____________________________
                                         Peter Hurwitz
                                         Vice President


                                   PURNENDU CHATTERJEE


                                   By:   /S/ PETER HURWITZ
                                         ---------------------------
                                         Peter Hurwitz
                                         Attorney-in-Fact

                                                             Page 24 of 24 Pages

                                  GEORGE SOROS


                                   By:       /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact